Exhibit 10.93

EQUINIX OPERATING CO., INC.

EQUINIX, INC.

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED CREDIT AND GUARANTY AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Second Amendment”) is dated as of November 18, 2003 and entered into by and among EQUINIX OPERATING CO., INC., a Delaware corporation, as the Borrower (“OpCo”), EQUINIX, INC., a Delaware corporation, as a Guarantor (“the Company”), and CERTAIN SUBSIDIARIES OF THE COMPANY, as Guarantors, the Lenders party hereto from time to time, SALOMON SMITH BARNEY INC. (“SSB”), as Lead Arranger (in such capacity, the “Lead Arranger”), and Book Runner (in such capacity, the “Book Runner”), CITICORP USA, INC. (“Citicorp”), as Administrative Agent (together with its permitted successors and assigns in such capacity, “Administrative Agent”) and as Collateral Agent (as successor to CIT Lending Services Corporation and together with its permitted successors and assigns in such capacity, “Collateral Agent”), and is made with reference to that certain Second Amended and Restated Credit and Guaranty Agreement dated as of December 31, 2002 by and among OpCo, the Company, Guarantors, the Lenders, SSB and Citicorp (as amended through the date hereof, the “Credit Agreement”). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

WHEREAS, the Company proposes consummating a secondary public offering (the “Secondary Offering”) the proceeds of which shall be used (i) to prepay the Loans in an amount equal to the greater of $25,000,000 or 50% of the gross proceeds of the Secondary Offering; and (ii) to the extent of any excess, for other general corporate purposes of the Company and its Subsidiaries, including, without limitation, capital expenditures;

WHEREAS, in connection with the Secondary Offering, the Company and OpCo desire that the Lenders amend certain of the terms and provisions of the Credit Agreement as set forth below; and

WHEREAS, subject to certain conditions, the Lenders are willing to agree to make certain amendments to the Credit Agreement.

NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENTS TO CREDIT AGREEMENT

Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of OpCo and the Company herein contained, the parties hereto agree as follows:

(i) Section 1.1 of the Credit Agreement is hereby amended by amending the definitions of “Aggregate Excess Cash”, “Interest Period”, “Maturity Date” and “Restricted Junior Payment” in their entirety to read as follows:

“Aggregate Excess Cash” means the aggregate consolidated amount of Cash and Cash Equivalents in excess of $25,000,000 as listed on the consolidated balance sheet of the Company and its Subsidiaries as at the end of any Fiscal Quarter.

“Interest Period” means, in connection with a Eurodollar Rate Loan, an interest period of one, two, three or six months, as selected by the Borrower in the applicable Conversion/Continuation Notice, (i) initially, commencing on the Conversion/Continuation Date thereof, as the case may be; and (ii) thereafter, commencing on the day on which the immediately preceding Interest Period expires; provided, (a) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day unless no further Business Day occurs in such month, in which case such Interest Period shall expire on the immediately preceding Business Day; (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c), of this definition, end on the last Business Day of a calendar month; and (c) no Interest Period with respect to any portion of any Term Loans shall extend beyond the Maturity Date.

“Maturity Date” means the earlier of (i) December 31, 2006, (ii) the date the Obligations are paid in full pursuant to any prepayment made in accordance with Sections 2.11, 2.12 or 2.13, and (iii) the date on which the Loans shall become due and payable, whether by acceleration or otherwise.

“Restricted Junior Payment” means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of the Company or OpCo now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class; (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of the Company now or hereafter outstanding except to the extent payable in exchange for shares of Capital Stock of the Company, (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of the Company or OpCo now or hereafter outstanding except to the extent paid with shares of Capital Stock of the Company or OpCo or warrants, options or other rights to acquire any such shares, (iv) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to, the Convertible Notes, (v) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to, the Senior Notes, and any Permitted Equipment Financing; provided that Restricted Junior Payments shall not include (w) the issuance of the Warrants on the Second Amendment Effective Date, or the exercise of Warrants from and after the Second Amendment Effective Date in accordance with the terms and conditions thereof, (x) the conversion of the Convertible Notes for Qualifying Equity of the Company, or the conversion of any such Qualifying Equity, made after the Second Amendment Effective Date in accordance with the terms and conditions of the Convertible Note Documents, (y) the acquisition by STT of common stock and series A preferred equity of the Company pursuant to STT’s exercise of the STT Additional Equity Option and (z) the retirement of Senior Notes pursuant to an exchange of Senior Notes for Qualifying Equity of the Company which does not involve or require any cash payment or pledge of any assets of the Company or its Subsidiaries (other than the payment of reasonable fees and expenses to professionals for services rendered in connection therewith).

(ii) Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition of “Deferral Amount” in its entirety.

(iii) Section 2.10 of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

“Scheduled Term Loan Installments. The principal amounts of the Term Loans shall be repaid in the aggregate amounts set forth below (each, a “Term Loan Installment”) on the corresponding date set forth below (each, a “Term Loan Installment Date”):

Term Loan Installment Dates	Term Loan Installments
December 1, 2003	$990,437.50
March 31, 2004	$2,500,000.00
June 30, 2004	$3,500,000.00
September 30, 2004	$2,500,000.00
December 31, 2004	$3,500,000.00
March 31, 2005	$2,500,000.00
June 30, 2005	$3,500,000.00
September 30, 2005	$2,500,000.00
December 31, 2005	$3,500,000.00
March 31, 2006	$4,632,171.88
June 30, 2006	$5,632,171.88
September 30, 2006	$4,632,171.88
December 31, 2006	$5,632,171.88

Notwithstanding the foregoing, (i) such Term Loan Installments shall be reduced in connection with any voluntary or mandatory prepayments of the Loans, in accordance with Sections 2.11, 2.12 and 2.13, as applicable; and (ii) the Loans, together with all other amounts owed hereunder with respect thereto, shall, in any event, be paid in full no later than the Maturity Date.”

(iv) Section 2.12 of the Credit Agreement is hereby amended by deleting Section 2.12(c) in its entirety and replacing it with the following:

“(c) Aggregate Excess Cash. In the event that there shall be Aggregate Excess Cash for any Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 2005, the Borrower shall, no later than forty-five (45) days after the end of such Fiscal Quarter, prepay the Loans as set forth in Section 2.13 in an aggregate amount equal to 50% of such Aggregate Excess Cash.”

(v) Section 2.12 of the Credit Agreement is hereby further amended by deleting Section 2.12(d) in its entirety and replacing it with the following:

“(d) Issuance of Equity Securities. If Company or any of its Subsidiaries shall receive any Cash proceeds from the issuance of any Capital Stock of, Company or any of its Subsidiaries in connection with the registration statement filed by the Company with the Securities and Exchange Commission on October 15, 2003, then Borrower shall prepay the Loans as set forth in Section 2.13 in an aggregate amount equal to fifty percent (50%) of the gross proceeds of such issuance of Capital Stock.”

(vi) Section 2.12 of the Credit Agreement is hereby further amended by deleting Sections 2.12(e), 2.12(f) and 2.12(g) in their entirety and replacing them with the following:

“(e) [Reserved].

(f) [Reserved].

(g) [Reserved].”

(vii) Section 2.13 of the Credit Agreement is hereby amended by deleting Section 2.13(b) in its entirety and replacing it with the following:

“(b) Application of Mandatory Prepayments by Type of Loans. (i) Any amount required to be prepaid pursuant to Section 2.12(a) through 2.12(c) shall be applied to prepay outstanding Loans on a pro rata basis (in accordance with the respective outstanding principal amounts thereof), (ii) any amount required to be prepaid pursuant to Section 2.12(h) and Section 2.12(i) shall be applied to prepay outstanding Loans in inverse order of maturity, commencing with the payment due on December 31, 2006, and (iii) any amount required to be prepaid pursuant to Section 2.12(d) shall be applied to prepay Term Loan Installments as follows: first, to prepay Term Loan Installments due in 2006 on a pro rata basis, second, to the extent of any excess, to prepay Term Loan Installments due in 2005 on a pro rata basis, and third, to the extent of any excess to prepay Term Loan Installments due in 2004, on a pro rata basis.”

(viii) Section 6.6 of the Credit Agreement is hereby amended by (i) deleting Schedule 6.6 in its entirety; and (ii) deleting Section 6.6 in its entirety and replacing it with the following:

“6.6 Stage 1 Financial Covenants. Minimum Cash and Cash Equivalents. During Stage 1, Company shall not permit aggregate Cash and Cash Equivalents of Company and its Subsidiaries as of the last day of each calendar month to be less than $15,000,000; provided, that for purposes of calculating the covenant set forth in this Section 6.6, all amounts of Cash and Cash Equivalents held by the Singapore Subsidiaries shall be deducted from such calculation.”

(ix) Section 6.7 of the Credit Agreement is hereby amended by deleting Schedules 6.7(a), 6.7(b), 6.7(c) and 6.7(d) in their entirety and replacing them with the corresponding schedules attached as Annex A to the Second Amendment.

(x) Section 6.7 of the Credit Agreement is hereby further amended by (i) deleting Schedule 6.7(e) in its entirety; and (ii) deleting Section 6.7(e) in its entirety and replacing it with the following:

“(e) Minimum Cash and Cash Equivalents. During Stage 2, Company shall not permit aggregate Cash and Cash Equivalents of Company and its Subsidiaries as of the last day of each calendar month to be less than $15,000,000; provided, that for purposes of calculating the covenant set forth in this Section 6.7(e), all amounts of Cash and Cash Equivalents held by the Singapore Subsidiaries shall be deducted from such calculation.”

(xi) Section 6.8 of the Credit Agreement is hereby amended by deleting Schedules 6.8(a) and 6.8(b) in their entirety and replacing them with the corresponding schedule attached as Annex A to the Second Amendment.

(xii) Section 6.8(b) of the Credit Agreement is hereby further amended by adding the following paragraph at the conclusion thereof as follows:

“Notwithstanding any of the foregoing to the contrary, with respect to the fourth Fiscal Quarter of 2003, the Singapore Subsidiaries may make or incur additional capital expenditures in excess of the amount allocated for such Fiscal Quarter in Schedule 6.8(b) provided, that (i) any additional capital expenditures in excess of the amount allocated for the fourth Fiscal Quarter of 2003 shall be deducted from the amount of capital expenditures allocated to the Singapore Subsidiaries for the first Fiscal Quarter of 2004, as set forth on Schedule 6.8(b); and (ii) the aggregate amount of all such additional capital expenditures in excess of the amount allocated for the fourth Fiscal Quarter of 2003 shall, in any event, not exceed $500,000.”

Section 2. REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Second Amendment, OpCo and the Company hereby represent and warrant that, after giving effect to this Second Amendment:

(a) as of the date hereof, there exists no Event of Default or Default under the Credit Agreement;

(b) all representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; and

(c) as of the date hereof, OpCo and the Company have performed all agreements to be performed on their part as set forth in the Credit Agreement.

Section 3. CONDITIONS TO EFFECTIVENESS

This Second Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Second Amendment Effective Date”):

(i) Execution. OpCo, the Company, the Credit Support Parties (as defined below), the Lenders and Agents shall have executed this Second Amendment.

(ii) Secondary Offering and Prepayment. The Company shall have received the gross proceeds of the Secondary Offering and the Administrative Agent shall have received for distribution to all of the Lenders (in accordance with each Lender’s Pro Rata Share) a voluntary prepayment of the Loans in an amount equal to the greater of $25,000,000 or 50% of the gross proceeds of the Secondary Offering. Such voluntary prepayment shall be applied by the Administrative Agent in the manner necessary to achieve the amortization table in Section 2.10, as amended hereby.

(iii) Representations and Warranties. The representations and warranties contained in Section 2 of this Second Amendment shall be true and correct in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

(iv) No Event of Default. As of the Second Amendment Effective Date, no event shall have occurred and be continuing that would constitute an Event of Default or a Default.

(v) Fees. The Administrative Agent and Lenders shall have received all fees and other amounts due and payable pursuant to any Credit Document on or prior to the Second Amendment Effective Date, including, (i) the reasonable fees and expenses of Skadden, Arps, Slate, Meagher & Flom LLP, (ii) the reasonable fees and expenses of Ernst & Young Corporate Finance LLC, (iii) the reasonable fees and expenses of each of the following foreign law firms: (A) Freehills, (B) Simmons & Simmons and (C) Stamford Law Corporation, and (iv) to the extent invoiced, reimbursement or other payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Company hereunder or under any other Credit Document.

Section 4. COUNTERPARTS

This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

Section 5. ACKNOWLEDGMENT AND CONSENT

Each of the Company and the Guarantors have (i) guaranteed the Obligations and (ii) created Liens in favor of Lenders on certain Collateral to secure their obligations under the Credit Agreement and the Collateral Documents. Each of the Company and the Guarantors are collectively referred to herein as the “Credit Support Parties”, and the Credit Agreement and the Collateral Documents are collectively referred to herein as the “Credit Support Documents”.

Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Second Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Second Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all “Obligations” under each of the Credit Support Documents, as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such “Obligations” under each of the Credit Support Documents, as the case may be, in respect of the Obligations of the Company now or hereafter existing under or in respect of the Credit Agreement, as amended hereby and hereby pledges and assigns to the Collateral Agent, and grants to the Collateral Agent a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full when due of the “Obligations” under each of the Credit Support Documents to which it is a party (whether at stated maturity, by acceleration or otherwise).

Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Second Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Credit Agreement, this Second Amendment and the Credit Support Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Second Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Second Amendment and (ii) nothing in the Credit Agreement, this Second Amendment or any other Credit Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

Section 6. MISCELLANEOUS

(i) Reference to and Effect on the Credit Agreement and the other Credit Documents.

(a) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Second Amendment.

(b) Except as specifically amended by this Second Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and performance of this Second Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

(ii) Headings. Section and Subsection headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose or be given any substantive effect.

(iii) Limited Waiver. Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of OpCo and the Company herein contained, each of the Lenders party hereto waives, to the extent necessary, the terms and provisions of Section 3.1(b) of the Pledge & Security Agreement with respect to the Company’s failure to notify the Collateral Agent of the name change for the following Subsidiaries: (i) Equinix Asia HQ Pte Ltd (now Equinix Asia Pacific Pte Ltd); (ii) Pihana Pacific, Inc. (now Equinix Pacific, Inc.); (iii) Pihana Pacific Business Recovery, Inc. (now Equinix Pacific Business Recovery, Inc.); (iv) Pihana Pacific Australia Pty Limited (now Equinix Australia Pty Limited); (v) Pihana Pacific Japan KK (now Equinix Japan KK); and (vi) Pihana Pacific Hong Kong Limited (now Equinix Hong Kong Limited). The waiver set forth above shall be limited precisely as written and relate solely to the waiver of the provisions of the Pledge & Security Agreement in the manner and to the extent described above, and nothing in this Second Amendment shall be deemed to (a) constitute a waiver of compliance by OpCo or Company with respect to any other term, provision or condition of the Credit Agreement, the Pledge & Security Agreement or any other instrument or agreement referred to therein; or (b) prejudice any right or remedy that any Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Second Amendment) or may have in the future under or in connection with the Credit Agreement, the Pledge & Security Agreement or any other instrument or agreement referred to therein. Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement, the Pledge & Security Agreement and the other Credit Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

Section 7. GOVERNING LAW

THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

Section 8. GENERAL RELEASE

In consideration of the Agent’s and Lenders’ execution of this Second Amendment, each Credit Party unconditionally and irrevocably acquits and fully and forever releases and discharges each Lender, and Agent and all their respective affiliates, partners, subsidiaries, officers, employees, agents, attorneys, principals, directors and shareholders of such Persons, and their respective heirs, legal representatives, successors and assigns (collectively, the “Releasees”) from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which such Credit Party ever had or now has against any of the Releasees and which may have arisen at any time prior to the date hereof and which were in any manner related to the Credit Agreement, this Second Amendment, any other Credit Document now or hereafter in existence or related documents, instruments or agreements or the enforcement or attempted or threatened enforcement by any of the Releasees of any of their respective rights, remedies or recourse related thereto (collectively, the “Released Claims”). Each Credit Party covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Releasees any action or other proceeding based upon any of the Released Claims. Notwithstanding the foregoing, in no event shall the foregoing be interpreted, construed or otherwise deemed as an admission or suggestion by the Agents and Lenders of any wrong doing or liability owed to the Company, any Credit Party or any other Person. For the avoidance of doubt, this Section 8 shall extend and apply to any Agent under the Credit Agreement with respect to any time period prior to their resignation.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date written above.

EQUINIX, INC.

By:	/s/ Renee F. Lanam
Name: Renee F. Lanam
Title: Chief Financial Officer

EQUINIX OPERATING CO., INC.

By:	/s/ Renee F. Lanam
Name: Renee F. Lanam
Title: Chief Financial Officer

EQUINIX EUROPE, INC.

By:	/s/ Renee F. Lanam
Name: Renee F. Lanam
Title: Chief Financial Officer

EQUINIX – DC, INC.

By:	/s/ Renee F. Lanam
Name: Renee F. Lanam
Title: Chief Financial Officer

EQUINIX CAYMAN ISLANDS HOLDINGS

By:	/s/ Renee F. Lanam
Name: Renee F. Lanam
Title: Chief Financial Officer

EQUINIX DUTCH HOLDINGS N.V.

By:	/s/ Renee F. Lanam
Name: Renee F. Lanam
Title: Chief Financial Officer

EQUINIX NETHERLANDS B.V.

By:	/s/ Renee F. Lanam
Name: Renee F. Lanam
Title: Chief Financial Officer

EQUINIX FRANCE SARL

By:	/s/ Renee F. Lanam
Name: Renee F. Lanam
Title: Chief Financial Officer

EQUINIX GERMANY GMBH

By:	/s/ Renee F. Lanam
Name: Renee F. Lanam
Title: Chief Financial Officer

EQUINIX UK LIMITED

By:	/s/ Renee F. Lanam
Name: Renee F. Lanam
Title: Chief Financial Officer

EQUINIX ASIA PACIFIC PTE LTD

By:	/s/ Renee F. Lanam
Name: Renee F. Lanam
Title: Chief Financial Officer

EQUINIX PACIFIC, INC.

By:	/s/ Renee F. Lanam
Name: Renee F. Lanam
Title: Chief Financial Officer

EQUINIX BUSINESS RECOVERY, INC.

By:	/s/ Renee F. Lanam
Name: Renee F. Lanam
Title: Chief Financial Officer

PIHANA PACIFIC BUSINESS RECOVERY HONG KONG LIMITED

By:	/s/ Renee F. Lanam
Name: Renee F. Lanam
Title: Chief Financial Officer

EQUINIX AUSTRALIA PTY LIMITED

By:	/s/ Renee F. Lanam
Name: Renee F. Lanam
Title: Chief Financial Officer

EQUINIX JAPAN KK

By:	/s/ Renee F. Lanam
Name: Renee F. Lanam
Title: Chief Financial Officer

EQUINIX HONG KONG LIMITED

By:	/s/ Renee F. Lanam
Name: Renee F. Lanam
Title: Chief Financial Officer

EAGLE ACQUISITION CORP 2A

By:	/s/ Renee F. Lanam
Name: Renee F. Lanam
Title: Chief Financial Officer

EAGLE ACQUISITION CORP 1A

By:	/s/ Renee F. Lanam
Name: Renee F. Lanam
Title: Chief Financial Officer

EAGLE ACQUISITION CORP 1B

By:	/s/ Renee F. Lanam
Name: Renee F. Lanam
Title: Chief Financial Officer

AGENT:

SALOMON SMITH BARNEY INC.
Lead Arranger and Book Runner

By:	/s/ Randolph I. Thornton
Name: Randolph I. Thornton
Title: Managing Director

CITICORP USA, INC. as Administrative Agent, Collateral Agent and a Lender

By:	/s/ Michael C. Becker
Name: Michael C. Becker
Title: Director

CIT LENDING SERVICES CORPORATION
as a Lender

By:	/s/ Steven K. Reedy
Name: Steven K. Reedy
Title: Vice President

LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION
as a Lender

By:	/s/ Bhupesh Gupta
Name: Bhupesh Gupta
Title: Manager, Operations

BANK OF TOKYO-MITSUBISHI TRUST THE COMPANY,
as a Lender

By:	/s/ Tod Angus
Name: Tod Angus
Title: Authorized Signatory

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Stephen C. Levi
Name: Stephen C. Levi
Title: Director

JPMORGAN CHASE BANK, (formerly known as THE CHASE MANHATTAN BANK), as a Lender

By:	/s/ John P. McDonagh
Name: John P. McDonagh
Title: Managing Director

COMERICA BANK, successor by merger to
Comerica Bank-California
as a Lender

By:	/s/ Kenneth W. LeDeit
Name: Kenneth W. LeDeit
Title: FVP – Western Division

ISTAR FINANCIAL INC.
as a Lender

By:	/s/ Jay S. Sugarman
Name: Jay S. Sugarman
Title: Chairman & CEO

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